UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

DUKE ENERGY CAROLINAS, LLC

 (Exact Name of Registrant as Specified in its Charter)

North Carolina	001-04928	56-0205520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202-4200

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 8.01.                                    OTHER EVENTS

On February 22, 2012, Duke Energy Carolinas, LLC (“Duke Energy Carolinas”) made a filing with the North Carolina Utilities Commission (the “NCUC”) notifying the NCUC of its intent to file a second wholesale market power mitigation plan (the “Revised Mitigation Plan”) with the Federal Energy Regulatory Commission (the “FERC”) in connection with the proposed merger between Duke Energy Corporation (“Duke Energy”) and Progress Energy, Inc. (“Progress Energy”).  The Revised Mitigation Plan is in response to the FERC’s December 14, 2011 order rejecting the initial mitigation plan proposed by the companies.

The NCUC has up to 30 days to review the Revised Mitigation Plan before the companies may file the Revised Mitigation Plan with the FERC.

An overview providing additional detail on the filing is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)                               Exhibits.

99.1                           Duke Energy Corporation summary of second wholesale market power mitigation plan filing with the NCUC

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: February 22, 2012	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive, Chief Legal Officer and Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: February 22, 2012	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Duke Energy Corporation summary of second wholesale market power mitigation plan filing with the NCUC